Ohio National Fund, Inc.

Supplement dated March 1, 2019

to the Summary Prospectus dated May 1, 2018

ON Bristol Growth Portfolio

The following supplements and amends the summary prospectus dated May 1, 2018, as previously supplemented:

Effective May 1, 2019, the Portfolio will change its name to “ON BlackRock Advantage Large Cap Portfolio.” This will serve as notice to shareholders that, effective May 1, 2019, the Portfolio’s non-fundamental policy that, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) be invested in common stocks of growth-oriented U.S. companies will be removed. In its place, a new non-fundamental policy is added which provides that the Portfolio will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in common stocks of large capitalization companies.

*            *              *

Please retain this supplement with your Prospectus for future reference.